EXHIBIT 10.13

MASTER AMENDMENT NO. 2

Dated as of October 31, 2011
Among
ADOBE SYSTEMS INCORPORATED,
as Lessee and Purchaser,
SELCO SERVICE CORPORATION
(doing business in California as “Ohio SELCO Service Corporation”), as Lessor,
and
KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent, Lender and Purchaser

Lease Financing of Office Tower
Located in City of San Jose, Santa Clara County, California
For Adobe Systems Incorporated

MASTER AMENDMENT NO. 2
This MASTER AMENDMENT NO. 2 (this “Amendment”) is entered into as of October 31, 2011 among, ADOBE SYSTEMS INCORPORATED, a Delaware corporation (“Adobe”), as Lessee (in such capacity, the “Lessee”) and Purchaser; SELCO SERVICE CORPORATION, an Ohio corporation (doing business in California as “Ohio SELCO Service Corporation”), as Lessor (together with its permitted successors and assigns, the “Lessor”); and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Participants (together with its permitted successors and assigns in such capacity, the “Administrative Agent”), Lender and Purchaser. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in Appendix A to the Participation Agreement dated as of March 26, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Participation Agreement”) among certain of the parties party hereto, and the rules of interpretation set forth in such Appendix shall apply to this Amendment.
WITNESSETH:
WHEREAS, the parties hereto wish to document Lessee's exercise of the Renewal Option under Section 11.1 of the Participation Agreement and Section 19.1 of the Lease and certain amendments associated therewith; and
NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    (a)    Extension. From and after the Amendment Effective Date, each of the Administrative Agent, the Lessor, the Purchasers, the Lender and the Lessee acknowledges Lessee's exercise of the Renewal Option (under Section 11.1 of the Participation Agreement and Section 19.1 of the Lease) and the Scheduled Lease Term Termination Date is hereby extended to March 26, 2017.

(b)    Amendment. From and after the Amendment Effective Date, the definition of “Maximum Recourse Amount” is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
“"Maximum Recourse Amount" means, as of any date of determination, an amount equal to 89.3907% of the Property Cost outstanding at such time.”
Section 2.    Representations and Warranties. The Lessee hereby represents and warrants to the Administrative Agent, the Liquidity Banks and the Lessor: (a) that, as of the date hereof, no Lease Default or Lease Event of Default has occurred and is continuing; (b) that each of the representations and warranties made by the Lessee in or pursuant to the Operative Documents is true and correct in all material respects as if made on and as of the Amendment Effective Date (except to the extent any such representation or warranty specifically relates to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date); and (c) that the Lessee has not elected either the Remarketing Option or the Purchase Option.
Section 3.    Ratification; Continuing Effectiveness. After giving effect to the amendments and agreements contained herein, the parties hereto agree that, as herein amended, the Participation Agreement, the Lease and each of the Operative Documents shall remain in full force and effect and each of the agreements and obligations contained therein (as amended hereby) is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references to any of the Operative Documents contained in the Operative Documents shall refer to each such Operative Document as amended hereby.
Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.
Section 5.    Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of California applicable to contracts made and to be performed entirely within such state.
Section 6.    Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto, and their respective successors and assigns.
Section 7.    Further Assurances. The parties hereto shall take or cause to be taken from time to time all action reasonably necessary to assure that the intent of the parties hereunder is given effect. The parties hereto shall execute and deliver, or cause to be executed and delivered, to the other parties hereto from time to time, promptly upon request therefor, any and all other and further instruments that may be reasonably requested by any party hereto to cure any deficiency in the execution and delivery of this Amendment or any other Operative Document to which it is a party.
Section 8.    Effectiveness. The amendments and waivers set forth in Section 1 above shall become effective as of the date hereof (the “Amendment Effective Date”) upon the Administrative Agent's receipt of (a) counterparts of this Amendment executed by the Lessee, the Administrative Agent, the Purchasers, the Lender and the Lessor, (b) satisfactory evidence (which may include legal opinions of counsel satisfactory to Lessor and Administrative Agent) of Lessee's corporate authorization to enter into the Renewal Option, the continued enforceability of the Operative Documents as so amended and such other matters as Lessor and Administrative Agent shall reasonably request, and (c) the Lessee pays all Transaction Expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 14.1(b) of the Participation Agreement.
[Signature Pages to Follow]

Memorandum of Lease

This Amendment is entered into between us for the uses and purposes hereinabove set forth as of the date first above written

Lessee and Purchaser:	ADOBE SYSTEMS INCORPORATED, a Delaware corporation

	By	/s/ MARK GARRETT
Mark Garrett
Its Executive Vice President and Chief
Financial Officer

Lessor:	SELCO SERVICE CORPORATION (doing business in California as “Ohio SELCO Service Corporation”)

	By	/s/ TODD T. OLIVER
Todd T. Oliver
Its Vice President

Administrative Agent, Purchaser and Lender:	KEYBANK NATIONAL ASSOCIATION

	By	/s/ ROBERT W. BOSWELL
Robert W. Boswell
Its Vice President

Memorandum of Lease

SCHEDULE I
Description of Land

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, and being a portion of that Parcel described in that certain Grant Deed to the Redevelopment Agency of the City of San Jose, recorded March 19, 1996, in Book P249 at page 2151, Official Records of Santa Clara County, and being more particularly described as follows:

Commencing at the southwest corner of Parcel 5 as shown on that certain Record of Survey filed for record on September 27, 1966, in Book 214 of Maps at page 54, Santa Clara County Records;

Thence North 2950'44” West, 46.35 feet along the westerly line of said Parcel 5;

Thence leaving said westerly line South 5814'29” West, 40.02 feet to a point in the centerline of Locust Street, which point bears North 2950'44” West, 79.00 feet from the point of intersection of said Locust Street centerline with the centerline of Park Avenue, as said centerlines are shown on said Record of Survey;

Thence North 2950'44” West, 302.20 feet along said centerline of Locust Street to the True Point of Beginning;

Thence leaving said centerline of Locust Street North 6010'00” East, 42.34 feet;

Thence South 2950'00” East, 62.77 feet;

Thence North 6010'00” East, 229.22 feet to the northeasterly line of said parcel conveyed to the Redevelopment Agency;

Thence along the northeasterly, northwesterly and southwesterly lines of said parcel the following six (6) courses:

1.	North 3040'57” West, 90.91 feet;

2.	North 2953'36” West, 32.91 feet;

3.	South 6009'16” West, 244.61 feet to a point on a line parallel with and distant 14.42 feet southwesterly, measured at right angles, from the westerly line of said Parcel 5;

4.	Along said parallel line North 2950'44” West, 138.20 feet;

5.
Leaving said parallel line South 6057'13” West, 25.58 feet to a point on said centerline of Locust Street, which point bears South 2950'44” East, 58.18 feet from the point of intersection of said Locust Street centerline with the centerline of San Fernando Street as said centerlines are shown on said Record of Survey;

6.	Along the centerline of said Locust Street South 2950'44” East, 199.55 feet to the True Point of Beginning.